Basis of Presentation and Summary of Significant Accounting Policies - Components of Accumulated Other Comprehensive Earnings (Losses) (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Basis of Presentation and Summary of Significant Acconting Policies [Abstract]
Foreign currency translation, net	$ 83	$ 16
Retirement obligations, net	(559)	(299)
Unrealized net losses on cash flow hedges, net	10	(48)
Accumulated other comprehensive earnings (losses)	$ (466)	$ (331)